================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-6001
                                                      --------

                     Oppenheimer Global Opportunities Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: September 30
                                               ------------

                      Date of reporting period: 12/30/2011
                                                ----------
================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Global Opportunities Fund
STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)




                                                          Shares           Value
                                                  --------------  --------------
COMMON STOCKS--98.6%
CONSUMER DISCRETIONARY--25.1%
AUTO COMPONENTS--1.0%
Continental AG(1)                                        400,000  $   24,898,725
DISTRIBUTORS--0.8%
Li & Fung Ltd.                                        10,000,000      18,409,737
DIVERSIFIED CONSUMER SERVICES--1.7%
Sotheby's                                              1,400,000      39,942,000
HOTELS, RESTAURANTS & LEISURE--3.4%
DineEquity, Inc.(1)                                      200,000       8,442,000
InterContinental Hotels Group plc                      2,000,000      35,772,453
JD Wetherspoon plc                                     6,000,000      38,688,036
                                                                  --------------
                                                                      82,902,489
HOUSEHOLD DURABLES--2.3%
iRobot Corp.(1,2)                                      1,500,000      44,775,000
SEB SA                                                   150,000      11,244,680
                                                                  --------------
                                                                      56,019,680
INTERNET & CATALOG RETAIL--5.7%
Amazon.com, Inc.(1)                                      100,000      17,310,000
ASOS plc(1)                                            2,000,000      38,389,862
Rakuten, Inc.                                             40,000      43,029,752
Start Today Co. Ltd.                                   1,500,000      35,098,090
Yoox SpA(1)                                              500,000       5,380,717
                                                                  --------------
                                                                     139,208,421
MEDIA--3.1%
Cinemark Holdings, Inc.                                  700,000      12,943,000
Reed Elsevier NV                                       1,000,000      11,657,283
Regal Entertainment Group                                700,000       8,358,000
Schibsted Gruppen AS                                     300,000       7,468,838
Wiley (John) & Sons, Inc., Cl. A                         600,000      26,640,000
Wolters Kluwer NV                                        500,000       8,608,708
                                                                  --------------
                                                                      75,675,829
SPECIALTY RETAIL--6.4%
CarMax, Inc.(1)                                          400,000      12,192,000
Dufry Group(1)                                            80,000       7,334,605
Fast Retailing Co. Ltd.                                  350,000      63,661,167
SuperGroup plc(1)                                      1,100,000       8,638,847
Urban Outfitters, Inc.(1)                              2,000,000      55,120,000
USS Co. Ltd.                                             100,000       9,042,484
                                                                  --------------
                                                                     155,989,103
TEXTILES, APPAREL & LUXURY GOODS--0.7%
Bijou Brigitte Modische Accessoires AG                   100,000       9,448,004
Christian Dior SA                                         60,000       7,091,606
                                                                  --------------
                                                                      16,539,610
CONSUMER STAPLES--5.3%
FOOD PRODUCTS--2.2%
Nestle SA                                                900,000      51,740,658


                   1 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund
STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)


                                                          Shares           Value
                                                  --------------  --------------
FOOD PRODUCTS CONTINUED
Thorntons plc(2)                                       6,377,477  $    1,980,829
                                                                  --------------
                                                                      53,721,487
HOUSEHOLD PRODUCTS--1.5%
Procter & Gamble Co. (The)                               400,000      26,684,000
PZ Cussons plc                                         2,000,000      10,870,916
                                                                  --------------
                                                                      37,554,916
PERSONAL PRODUCTS--1.6%
Dr. Ci:Labo Co. Ltd.                                       3,000      15,960,764
Hypermarcas SA                                         5,000,000      22,785,149
                                                                  --------------
                                                                      38,745,913
ENERGY--0.5%
OIL, GAS & CONSUMABLE FUELS--0.5%
Cairn Energy plc(1)                                    3,000,000      12,360,231
FINANCIALS--1.0%
CAPITAL MARKETS--1.0%
IP Group plc(1,2)                                     19,741,000      23,989,521
HEALTH CARE--21.9%
BIOTECHNOLOGY--6.7%
Abcam plc                                              1,000,000       5,668,406
Cepheid, Inc.(1)                                       2,300,000      79,143,000
ImmunoGen, Inc.(1)                                       300,000       3,474,000
Rigel Pharmaceuticals, Inc.(1,2)                       5,000,000      39,450,000
Seattle Genetics, Inc.(1)                              2,000,000      33,430,000
Telik, Inc.(1,2)                                       8,342,578       1,418,238
                                                                  --------------
                                                                     162,583,644
HEALTH CARE EQUIPMENT & SUPPLIES--4.4%
Carl Zeiss Meditec AG                                  2,000,000      42,244,224
Elekta AB, B Shares                                      200,000       8,674,741
Intuitive Surgical, Inc.(1)                               70,000      32,410,700
Sonova Holding AG                                        100,000      10,459,917
William Demant Holding AS(1)                             150,000      12,473,665
                                                                  --------------
                                                                     106,263,247
HEALTH CARE TECHNOLOGY--1.5%
M3, Inc.                                                   8,000      36,066,000
LIFE SCIENCES TOOLS & SERVICES--4.1%
Bruker Corp.(1)                                        1,700,000      21,114,000
Illumina, Inc.(1)                                      1,000,000      30,480,000
Luminex Corp.(1)                                       1,200,000      25,476,000
MorphoSys AG(1)                                        1,000,000      22,688,151
                                                                  --------------
                                                                      99,758,151
PHARMACEUTICALS--5.2%
Nektar Therapeutics(1,2)                              22,700,000     127,006,500
INDUSTRIALS--9.9%
AEROSPACE & DEFENSE--1.6%
Boeing Co. (The)                                         400,000      29,340,000


                   2 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund
STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)


                                                          Shares           Value
                                                  --------------  --------------
AEROSPACE & DEFENSE CONTINUED
Safran SA                                                300,000  $    8,967,131
                                                                  --------------
                                                                      38,307,131
AIRLINES--0.8%
United Continental Holdings, Inc.(1)                   1,000,000      18,870,000
COMMERCIAL SERVICES & SUPPLIES--0.9%
Secom Co. Ltd.                                           500,000      23,060,933
CONSTRUCTION & ENGINEERING--1.4%
Bilfinger Berger SE                                      400,000      33,956,717
ELECTRICAL EQUIPMENT--1.5%
Nexans SA                                                400,000      20,631,407
Vacon OYJ                                                400,000      15,996,894
                                                                  --------------
                                                                      36,628,301
MACHINERY--1.5%
Rotork plc                                               400,000      11,945,678
Spirax-Sarco Engineering plc                             400,000      11,590,982
Weir Group plc (The)                                     400,000      12,548,843
                                                                  --------------
                                                                      36,085,503
MARINE--0.5%
Kuehne & Nagel International AG                          100,000      11,192,345
PROFESSIONAL SERVICES--1.2%
Acacia Research Corp.(1)                                 800,000      29,208,000
TRADING COMPANIES & DISTRIBUTORS--0.5%
Aircastle Ltd.                                         1,000,000      12,720,000
INFORMATION TECHNOLOGY--26.8%
COMMUNICATIONS EQUIPMENT--1.2%
Nokia OYJ                                              6,000,000      28,993,625
COMPUTERS & PERIPHERALS--0.5%
Wincor Nixdorf AG                                        300,000      13,407,105
ELECTRONIC EQUIPMENT & INSTRUMENTS--6.3%
Coherent, Inc.(1)                                      1,100,000      57,497,000
Electrocomponents plc                                 17,000,000      49,465,929
Keyence Corp.                                             40,000       9,645,316
Universal Display Corp.(1)                             1,000,000      36,690,000
                                                                  --------------
                                                                     153,298,245
INTERNET SOFTWARE & SERVICES--6.0%
Akamai Technologies, Inc.(1)                           1,000,000      32,280,000
DeNA Co. Ltd                                             200,000       5,999,740
Google, Inc., Cl. A(1)                                   100,000      64,590,000
Gree, Inc.                                               500,000      17,227,491
Kakaku.com, Inc.                                         400,000      14,665,454
Telecity Group plc(1)                                  1,000,000      10,015,991
                                                                  --------------
                                                                     144,778,676
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--9.8%
Advanced Micro Devices, Inc.(1)                       23,000,000     124,200,000
ARM Holdings plc                                       2,000,000      18,387,377
Cree, Inc.(1)                                          1,600,000      35,264,000

                   3 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund
STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)


                                                              Shares            Value
                                                        ------------   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT CONTINUED
Fairchild Semiconductor International, Inc., Cl. A(1)      4,998,500   $   60,181,940
                                                                       --------------
                                                                          238,033,317
SOFTWARE--3.0%
Aveva Group plc                                              300,000        6,662,318
Dassault Systemes SA                                         300,000       24,045,816
Parametric Technology Corp.(1)                             1,000,000       18,260,000
Temenos Group AG(1)                                          400,000        6,519,553
Trend Micro, Inc.                                            600,000       17,936,859
                                                                       --------------
                                                                           73,424,546
MATERIALS--3.8%
CHEMICALS--3.8%
Croda International plc                                      500,000       14,007,951
Novozymes AS, B Shares, Unsponsored ADR                    1,500,000       46,306,131
Umicore                                                      400,000       16,499,062
Victrex plc                                                  900,000       15,249,938
                                                                       --------------
                                                                           92,063,082
TELECOMMUNICATION SERVICES--0.2%
WIRELESS TELECOMMUNICATION SERVICES--0.2%
Vodafone Group plc                                         2,000,000        5,556,591
UTILITIES--4.1%
ELECTRIC UTILITIES--2.2%
American Electric Power Co., Inc.                            800,000       33,048,000
Pepco Holdings, Inc.                                       1,000,000       20,300,000
                                                                       --------------
                                                                           53,348,000
MULTI-UTILITIES--1.9%
National Grid plc                                          2,800,000       27,177,289
Suez Environnement SA                                      1,600,000       18,371,562
                                                                       --------------
                                                                           45,548,851
                                                                       --------------
Total Common Stocks (Cost $2,491,371,474)                               2,396,116,172
INVESTMENT COMPANY--1.9%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.20% (2,3) (Cost $45,922,315)                     45,922,315       45,922,315

Total Investments, at Value (Cost $2,537,293,789)              100.5%   2,442,038,487
Liabilities in Excess of Other Assets                           (0.5)     (12,941,421)
                                                          ---------------------------
Net Assets                                                     100.0%  $2,429,097,066
                                                          ===========================



Footnotes to Statement of Investments

* December 30, 2011 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1.   Non-income producing security.

                   4 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund
STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)


2. Is or was an affiliate, as defined in the Investment Company
Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:


                                                                SHARES          GROSS        GROSS             SHARES
                                                    SEPTEMBER 30, 2011      ADDITIONS   REDUCTIONS  DECEMBER 30, 2011
                                                    ------------------  -------------  -----------  -----------------
IP Group plc                                               19,741,000              --           --         19,741,000
iRobot Corp.                                                1,500,000              --           --          1,500,000
Nektar Therapeutics                                        22,700,000              --           --         22,700,000
Oppenheimer Institutional Money Market Fund, Cl. E         72,829,129     121,831,459  148,738,273         45,922,315
Rigel Pharmaceuticals, Inc.                                 5,000,000              --           --          5,000,000
Telik, Inc.                                                10,463,730              --    2,121,152          8,342,578
Thorntons plc                                               6,874,640              --      497,163          6,377,477




                                                                                                             REALIZED
                                                                                VALUE       INCOME               LOSS
                                                                        -------------  -----------  -----------------
IP Group plc                                                            $  23,989,521       $   --  $              --
iRobot Corp.                                                               44,775,000           --                 --
Nektar Therapeutics                                                       127,006,500           --                 --
Oppenheimer Institutional Money Market Fund, Cl. E                         45,922,315       30,648                 --
Rigel Pharmaceuticals, Inc.                                                39,450,000           --                 --
Telik, Inc.                                                                 1,418,238           --         40,641,939
Thorntons plc                                                               1,980,829       27,449          1,432,051
                                                                        ---------------------------------------------
                                                                        $ 284,542,403      $58,097  $      42,073,990
                                                                        =============================================


3.    Rate shown is the 7-day yield as of December 30, 2011.

                   5 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund
STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of December 30, 2011 based on valuation input level:

                                                                                               LEVEL 3--
                                                LEVEL 1--              LEVEL 2--             SIGNIFICANT
                                        UNADJUSTED QUOTED      OTHER SIGNIFICANT            UNOBSERVABLE
                                                   PRICES      OBSERVABLE INPUTS                  INPUTS                 VALUE
                                     --------------------  ---------------------   ---------------------  --------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary            $        507,104,241  $         102,481,353   $                  --  $        609,585,594
   Consumer Staples                           130,022,316                     --                      --           130,022,316
   Energy                                      12,360,231                     --                      --            12,360,231
   Financials                                  23,989,521                     --                      --            23,989,521
   Health Care                                531,677,542                     --                      --           531,677,542
   Industrials                                129,195,827            110,833,103                      --           240,028,930
   Information Technology                     556,940,416             94,995,098                      --           651,935,514
   Materials                                   76,813,144             15,249,938                      --            92,063,082
   Telecommunication Services                   5,556,591                     --                      --             5,556,591
   Utilities                                   80,525,289             18,371,562                      --            98,896,851
Investment Company                             45,922,315                     --                      --            45,922,315
                                     -----------------------------------------------------------------------------------------
Total Investments, at Value                 2,100,107,433            341,931,054                      --         2,442,038,487
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                    --                     11                      --                    11
                                     -----------------------------------------------------------------------------------------
Total Assets                         $      2,100,107,433  $         341,931,065   $                  --  $      2,442,038,498
                                     -----------------------------------------------------------------------------------------


LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts  $                 --  $                (202)  $                  --  $               (202)
                                     -----------------------------------------------------------------------------------------
Total Liabilities                    $                 --  $                (202)  $                  --  $               (202)
                                     -----------------------------------------------------------------------------------------


Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

                   6 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund
STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                            TRANSFERS INTO LEVEL 1*     TRANSFERS OUT OF LEVEL 2*
                                          -------------------------   ---------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                 $             236,784,929   $             (236,784,929)
   Consumer Staples                                      68,814,853                  (68,814,853)
   Energy                                                13,001,695                  (13,001,695)
   Health Care                                          133,981,466                 (133,981,466)
   Industrials                                           42,648,928                  (42,648,928)
   Information Technology                               162,094,086                 (162,094,086)
   Materials                                             16,362,684                  (16,362,684)
   Telecommunication Services                             5,164,708                   (5,164,708)
   Utilities                                             27,762,297                  (27,762,297)
                                          ------------------------------------------------------
Total Assets                              $             706,615,646   $             (706,615,646)
                                          ------------------------------------------------------

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.


DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:



GEOGRAPHIC HOLDINGS                    VALUE        PERCENT
----------------------   -------------------   ------------
United States            $     1,251,459,693           51.3%
United Kingdom                   358,967,988           14.7
Japan                            291,394,050           11.9
Germany                          146,642,926            6.0
France                            90,352,202            3.7
Switzerland                       87,247,078            3.6
Denmark                           58,779,796            2.4
Finland                           44,990,519            1.8
Brazil                            22,785,149            0.9
The Netherlands                   20,265,991            0.8
Hong Kong                         18,409,737            0.8
Belgium                           16,499,062            0.7
Bermuda                           12,720,000            0.5
Sweden                             8,674,741            0.4
Norway                             7,468,838            0.3
Italy                              5,380,717            0.2
                         ----------------------------------
Total                    $     2,442,038,487          100.0%
                         ==================================




                   7 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund
STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF DECEMBER 30, 2011 ARE AS FOLLOWS:


                                                            CONTRACT
COUNTERPARTY/CONTRACT                                         AMOUNT  EXPIRATION            UNREALIZED   UNREALIZED
DESCRIPTION                                        BUY/SELL   (000'S)       DATE    VALUE APPRECIATION DEPRECIATION
-------------------------------------------------- -------- --------- ---------- -------- ------------ ------------
DEUTSCHE BANK CAPITAL CORP.
British Pound Sterling (GBP)                           Sell    27 GBP    1/3/12  $ 41,345          $--        $ 202
STATE STREET
British Pound Sterling (GBP)                            Buy     8 GBP    1/5/12     8,168           11           --
                                                                                          -------------------------
Total unrealized appreciation and depreciation                                                     $11        $ 202
                                                                                          =========================

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since December 30, 2011 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

                   8 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund
STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

           COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

           CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

           EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

                   9 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund
STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

           FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

           INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

           VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

           COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $11, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

           CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

  FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

                   10 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund
STATEMENT OF INVESTMENTS   DECEMBER 30, 2011* (UNAUDITED)

  Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

  The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

  During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $4,896,944 and $7,286,439, respectively.

  Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities      $    2,549,351,146
                                    ==================

Gross unrealized appreciation       $      455,897,895
Gross unrealized depreciation             (563,210,554)
                                    ------------------
Net unrealized depreciation         $     (107,312,659)
                                    ==================

                   11 | Oppenheimer Global Opportunities Fund

ITEM  2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM  3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By:      -s- William F. Glavin, Jr.
         -------------------------------
         William F. Glavin, Jr.
         Principal Executive Officer
Date:    2/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     -s- William F. Glavin, Jr.
        --------------------------------
        William F. Glavin, Jr.
        Principal Executive Officer
Date:   2/9/2012


By:     -s- Brian W. Wixted
        --------------------------------
        Brian W. Wixted
        Principal Financial Officer
Date:   2/9/2012